Exhibit 10.3

Execution Version

SUPPLEMENT NO. 4 dated as of May 1, 2015 (this “Supplement”), to the Guarantee and Collateral Agreement dated as of August 19, 2011 (the “Guarantee and Collateral Agreement”), among QUALITY DISTRIBUTION, INC., a Delaware corporation (“Holdings”), QUALITY DISTRIBUTION, LLC, a Delaware limited liability company (the “Borrower”), each Subsidiary of the Borrower identified on Schedule I or otherwise identified herein as a party (each, a “Subsidiary Party”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under the Credit Agreement referred to below, and as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Amended and Restated Credit Agreement dated as of November 3, 2014 (as amended, amended and restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the lenders party thereto from time to time, the Administrative Agent, the Collateral Agent, JPMorgan Chase Bank, N.A. and SunTrust Bank, as co-syndication agents, and Regions Bank as documentation agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee and Collateral Agreement referred to therein.

C. The Pledgors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and each Issuing Bank to issue Letters of Credit. Section 9.16 of the Guarantee and Collateral Agreement provides that additional Subsidiaries may become Subsidiary Parties under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and each Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 9.16 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party, a Guarantor and a Pledgor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party, a Guarantor and a Pledgor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Subsidiary Party, a Guarantor and a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor and a Pledgor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in and Lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a “Subsidiary Party”, a “Guarantor” or “Pledgor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent, the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) each of the Administrative Agent and the Collateral Agent has executed a counterpart hereof.

SECTION 4. Schedules I, II, III, IV, V, VI and VII to the Guarantee and Collateral Agreement are hereby amended by supplementing such Schedules with the information for the New Subsidiary contained in Annexes A, B, C, D, E, F and G attached hereto.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Guarantee and Collateral Agreement.

SECTION 9. The New Subsidiary agrees to reimburse each of the Administrative Agent and the Collateral Agent for reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for each of the Administrative Agent and the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary, the Administrative Agent and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

ESTHER STREET PROPERTIES, INC.

By:	/s/ Robin Cohan
Name: Robin Cohan
Title: Vice President and Corporate Controller

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Monirah J. Masud
Name: Monirah J. Masud
Title: SVP

ANNEX A

to Supplement No. 4 to the

Guarantee and

Collateral Agreement

LEGAL NAME; JURISDICTION OF FORMATION; CHIEF EXECUTIVE OFFICE; TYPE OF ORGANIZATION; WHETHER A REGISTERED ORGANIZATION; ORGANIZATIONAL IDENTIFICATION NUMBER, IF ANY;

FEDERAL TAXPAYER IDENTIFICATION NUMBER

Exact Legal Name	Jurisdiction of Formation	Location of Chief Executive Office	Type of Organization	Registered Organization?	Organization Identification Number (or, if none, so indicate)	Federal Taxpayer Identification Number
Esther Street Properties, Inc.	Florida	100 Intermodal Dr., Chalmette, LA 70043	Corporation	Yes	P15000031616	47-3644761

ANNEX B

to Supplement No. 4 to the

Guarantee and

Collateral Agreement

PLEDGED SECURITIES OF THE NEW SUBSIDIARY

Equity Interests

Issuer	Record Owners	Certificate No.	Number of Outstanding Shares	Percent Pledged
Esther Street Properties, Inc.	Boasso America Corporation	1	100	100.00%

Debt Securities

None.

ANNEX C

to Supplement No. 4 to the

Guarantee and

Collateral Agreement

PATENTS, TRADEMARKS AND COPYRIGHTS

None.

ANNEX D

to Supplement No. 4 to the

Guarantee and

Collateral Agreement

FILING JURISDICTIONS

Esther Street Properties, Inc.                                 Florida

ANNEX E

to Supplement No. 4 to the

Guarantee and

Collateral Agreement

COMMERCIAL TORT CLAIMS

None.

ANNEX F

to Supplement No. 4 to the Guarantee and

Collateral Agreement

MATTERS RELATING TO ACCOUNTS AND INVENTORY

None.

ANNEX G

to Supplement No. 4 to the

Guarantee and

Collateral Agreement

TRANSPORTATION EQUIPMENT

None.